UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 9, 2007

Axcess Medical Imaging Corporation
(Exact name of registrant as specified in charter)

Firstway Enterprises, Inc.
(Former name of registrant)

Delaware	000-52563	To be applied
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 North Cattleman Road, Sarasota, Florida  34232
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 488-5791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrants Certifying Accountant

On July 9, 2008, Axcess Medical Imaging Corporation (f/k/a Firstway Enterprises, Inc.) (the “Company”) formally advised Kenne Ruan, CPA, P.C. (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm (the “Dismissal”).  In response to such Dismissal, the Former Auditor advised that it had been informally terminated by prior management effective May 1, 2008 (the “Termination Date”). The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on June 30, 2008.  Except as noted in the paragraph immediately below, the reports of the Former Auditor on the Company’s financial statements for the period commencing January 9, 2007 (inception) through December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Former Auditor on the Company’s financial statements for the period commencing January 9, 2007 (inception) through December 31, 2007 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to the Company’s losses from operations.

During the period commencing January 9, 2007 (inception) through December 31, 2007, and through the Termination Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the period commencing January 9, 2007 (inception) through December 31, 2007, and through the Termination Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of this disclosure.  The letter from the Former Auditor stating that it agreed with the statements made herein is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Kenne Ruan, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS MEDICAL IMAGING CORPORATION

Date: July 15, 2007	By:	/s/ Stephen Miley, MD
Name: Stephen Miley, MD
Title: CEO

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